Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending December 31, 2005

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)      the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-2AR Notes	7,750,000
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
$7,750,000

12.04 (b)      the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$174,422
A-2AR Notes	229,273
A-3AR Notes	138,889
B-1AR Notes	45,080
A-1L Notes	—
A-4AR Notes	101,920
A-5AR Notes	189,933
B-2AR Notes	26,133
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	323,750
B-3AR Notes	79,500
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	106,773
$1,415,675

12.04 (c)      the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)      the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$1,222,658,421

12.04 (e)      the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	64,500,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	73,237,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	133,100,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	182,000,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
$1,457,287,000

12.04 (f)       the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	4.370%
A-2AR Notes	4.280%
A-3AR Notes	4.330%
B-1AR Notes	4.300%
A-1L Notes	4.494%
A-4AR Notes	4.320%
A-5AR Notes	4.330%
B-2AR Notes	4.450%
A-2L Notes	4.424%
A-3L Notes	4.474%
A-6AR Notes	4.450%
B-3AR Notes	4.500%
A-4L Notes	4.424%
A-5L Notes	4.558%
A-6L Notes	4.618%
B-4AR Notes	4.547%

12.04 (g)      the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees *	5,000
Sub-servicing fees *	156,882

*Master servicing and sub-servicing fees for the preceeding month are accrued as of the last business day of the preceeding month and paid the following month.  However, for the month ended December 31, 2005, Master servincing and sub-servicing fees report payment of both November, 2005 and December, 2005 fees.

12.04 (h)      the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee *	5,000
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	87,636
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

*Administration fees for the preceeding month are accrued as of the last business day of the preceeding month and paid the following month.  However, for the month ended December 31, 2005, administration fees report payment of both November, 2005 and December, 2005 fees.

12.04 (i)       the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$10,966,719	2,450,917	13,417,636

Of the total amount recovered above, $821,758.84 was in-transit as of 12-31-05, and was received in early January.

12.04 (j)       the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$11,048,745	—

Acquisition Fund:

12.04 (k)                 the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$326,690
Total	$326,690

12.04 (l)	the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$—

12.04 (m)	the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)      the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)      the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	574	$17,835,885
31 - 60 days	990	31,883,238
61 - 90 days	484	16,273,039
91 - 120 days	261	9,002,291
Over 120 days	363	12,715,083
Claims filed	40	1,520,876
	2,712	$89,230,413

* One subservicer does not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)      the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$31,334,619	$101,977	$31,436,596
Reserve Fund	11,048,745	43,456	11,092,201
Acquisition Fund	154,760,759	609,230	155,369,989
Redemption Fund	—	748	748
Student Loan Receivable	1,222,658,421	10,991,259	1,233,649,679
Total	$1,419,802,544	$11,746,669	$1,431,549,213

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$15,756	$32,465,756
A-2AR Notes	64,500,000	191,708	64,691,708
A-3AR Notes	50,000,000	138,319	50,138,319
B-1AR Notes	14,000,000	41,806	14,041,806
A-1L Notes	73,237,000	329,109	73,566,109
A-4AR Notes	32,000,000	46,080	32,046,080
A-5AR Notes	60,000,000	137,117	60,137,117
B-2AR Notes	8,000,000	11,867	8,011,867
A-2L Notes	133,100,000	588,801	133,688,801
A-3L Notes	235,000,000	1,051,331	236,051,331

A-6AR Notes	100,000,000	37,083	100,037,083
B-3AR Notes	25,000,000	31,250	25,031,250
A-4L Notes	182,000,000	1,319,506	183,319,506
A-5L Notes	171,000,000	1,277,239	172,277,239
A-6L Notes	245,000,000	1,854,055	246,854,055
B-4AR Notes	32,000,000	16,167	32,016,167
	$1,457,287,000	$7,087,195	$1,464,374,195

12.04 (q)      the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	3,005	134,185,337	10.97%
Financed Student Loans in deferment	5,583	217,432,991	17.78%